                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of Earliest Event Reported): October 29, 2001


                                 GLOBALNET, INC.
               (Exact Name of Registrant as Specified in Charter)


              Nevada                    0-27469                   87-0635536
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

      1919 South Highland Avenue
      Suite 125-D
      Lombard, Illinois                               60148
      (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (630) 652-1300


                                       N/A
          (Former name or former address, if changed since last report)

Item 5. Other Events.

      On October 29, 2001, GlobalNet, Inc. (the "Company") held its 2001 Annual Meeting of Stockholders. The meeting was held to (i) elect seven (7) Directors to the Company's Board of Directors and (ii) adopt the GlobalNet 2001 Incentive Plan.

      Stockholders of the Company's Common Stock, $.001 par value, of record as of September 4, 2001 (the "Record Date") were entitled to notice of the Annual Meeting and to vote at such meeting. As of the Record Date, there were 31,529,043 shares of Common Stock entitled to vote at the meeting. Shareholders holding 23,223,949 shares of Common Stock, representing a majority of the Common Stock and representing a quorum (approximately 73.659% of the total shares entitled to vote), were represented at the meeting either in person or by proxy.

      RESULTS OF VOTING

I.    ELECTION OF DIRECTORS

      Shareholders were asked to elect seven (7) Directors to the Company's Board of Directors. Set forth below are the names of the persons nominated for and elected to serve on the Company's Board of Directors for a term of one (1) year until the year 2002 Annual Meeting of Stockholders and until his successor is duly elected and qualified as well as the results of the voting for the nominee.

A.    Robert J. Donahue
               TOTAL VOTES FOR                                   23,089,868
                                                                 ----------
               NON-VOTES/WITHHELD/AGAINST                           134,081
                                                                 ----------
               PERCENTAGE OF SHARES VOTING FOR ELECTION              99.423%
                                                                 ----------
               PERCENTAGE OF NON-VOTES/WITHHELD/AGAINST
                                                                      0.577%
                                                                 ----------

B.    Daniel M. Wickersham
               TOTAL VOTES FOR                                   23,099,068
                                                                 ----------
               NON-VOTES/WITHHELD/AGAINST                           124,881
                                                                 ----------
               PERCENTAGE OF SHARES VOTING FOR ELECTION              99.462%
                                                                 ----------
               PERCENTAGE OF NON-VOTES/WITHHELD/AGAINST
                                                                      0.538%
                                                                 ----------

C.    Pere Valles
               TOTAL VOTES FOR                                   23,099,868
                                                                 ----------
               NON-VOTES/WITHHELD/AGAINST                           124,081
                                                                 ----------
               PERCENTAGE OF SHARES VOTING FOR ELECTION              99.462%
                                                                 ----------
               PERCENTAGE OF NON-VOTES/WITHHELD/AGAINST
                                                                      0.534%
                                                                 ----------

                                                                 ----------
D.    Colum P. Donahue
               TOTAL VOTES FOR                                   21,012,828
                                                                 ----------
               NON-VOTES/WITHHELD/AGAINST                         2,211,121
                                                                 ----------
               PERCENTAGE OF SHARES VOTING FOR ELECTION              90.479%
                                                                 ----------
               PERCENTAGE OF NON-VOTES/WITHHELD/AGAINST
                                                                      9.521%
                                                                 ----------

E.    Carmine F. Adimando
               TOTAL VOTES FOR                                   23,074,068
                                                                 ----------
               NON-VOTES/WITHHELD/AGAINST                           149,881
                                                                 ----------
               PERCENTAGE OF SHARES VOTING FOR ELECTION              99.355%
                                                                 ----------
               PERCENTAGE OF NON-VOTES/WITHHELD/AGAINST
                                                                      0.645%
                                                                 ----------

F.    Richard E. Wilson
               TOTAL VOTES FOR                                   23,100,068
                                                                 ----------
               NON-VOTES/WITHHELD/AGAINST                           123,881
                                                                 ----------
               PERCENTAGE OF SHARES VOTING FOR ELECTION              99.355%
                                                                 ----------
               PERCENTAGE OF NON-VOTES/WITHHELD/AGAINST
                                                                      0.533%
                                                                 ----------

G.    Paul Fritz
               TOTAL VOTES FOR                                   23,099,068
                                                                 ----------
               NON-VOTES/WITHHELD/AGAINST                           124,881
                                                                 ----------
               PERCENTAGE OF SHARES VOTING FOR ELECTION              99.462%
                                                                 ----------
               PERCENTAGE OF NON-VOTES/WITHHELD/AGAINST
                                                                     0.538%
                                                                 ----------

      The Board of Directors of the Company is now comprised of the following seven (7) directors: Robert J. Donahue, Daniel M. Wickersham, Colum P. Donahue, Pere Valles, Paul Fritz, Carmine F. Adimando and Richard E. Wilson whose terms each expire at the 2002 Annual Meeting of Stockholders.


II.   PROPOSAL TO ADOPT THE GLOBALNET'S 2001
      INCENTIVE PLAN

      Shareholders were asked to adopt the GlobalNet 2001 Incentive Plan.

               TOTAL VOTES FOR                                   15,902,314
                                                                 ----------
               NON-VOTES/WITHHELD/AGAINST                           447,511
                                                                 ----------
               PERCENTAGE OF SHARES VOTING FOR                       97.263%
                                                                 ----------
               PERCENTAGE OF NON-VOTES/WITHHELD/AGAINST
                                                                      2.737%
                                                                 ----------

      The GlobalNet 2001 Incentive Plan was adopted.

Item 7. Financial Statements, PRO FORMA Financial Information and Exhibits.

(a)   Financial Statements.

      Not applicable.

(b)   Pro Forma Financial Information.

      Not applicable.

(c)   Exhibits

EXHIBIT               DESCRIPTION

 3.1                  Amended and Restated By-Laws of the Company. (1)
10.1                  GlobalNet 2001 Incentive Compensation Plan. (2)

(1)   Filed herewith.

(2) Filed as Appendix A to the Company's Definitive Proxy Statement on Schedule A filed with the Securities and Exchange Commission on September 13, 2001 and incorporated by reference herein.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GLOBALNET, INC.


                                    By: /s/ Robert J. Donahue
                                        ----------------------------------------
                                        Name:  Robert J. Donahue
                                        Title: Chairman, Chief Executive Officer
                                                 and Director

Date:  November 9, 2001


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